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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 333-92923, 333-46746 and 333-69207.

/s/ Arthur Andersen LLP

Los Angeles, CA
September 11, 2001